Exhibit 99(c)(10)

CONFIDENTIAL

Project Ocean Option B
Discussion Materials

Goldman, Sachs & Co.
June 22, 2008

Table of Contents

I.	Situation Update

II.	Overview of CastlePoint Projections

III.	Pro Forma Impact of Tower Alternatives

	A.	Tower Proposal
	B.	Pro Forma Case with Quota Share Reduction

IV.	Analysis of Tower Capital Management Alternatives

Appendix A:		Public Market Performance of CastlePoint

This draft presentation is confidential and was prepared solely for the Special Committee of the Board of Directors of CastlePoint Holdings. Consequently, distribution of this draft presentation to any other parties, including the management of CastlePoint Holdings, is strictly at the discretion of the Special Committee. This presentation is based entirely on publicly available information and information provided by the managements of CastlePoint Holdings and Tower Group, respectively, and has not been independently verified by Goldman, Sachs & Co. or any of its affiliates (collectively, “Goldman Sachs”). Goldman Sachs does not make any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation and any liability therefore (including in respect of direct, indirect or consequential loss or damage) is expressly disclaimed. Goldman Sachs is acting as financial advisor to Special Committee of the Board of Directors of CastlePoint Holdings.

I.         Situation Update

Situation Update

	June 3rd		Today
	Board Meeting(1)		18-Jun-2008		% Change

Stock Price
CastlePoint	$10.79		$9.87		(8.5)%
Tower	26.07		25.17		(3.5)

Exchange Ratio	0.414	x	0.392	x	(5.3)%

2009 IBES P / E
CastlePoint	4.9	x	4.5	x	(8.4)%
Tower	7.7		7.5		(3.0)

Price / Book (ex-AOCI)
CastlePoint	0.96	x	0.87	x	(8.9)%
Tower	1.86		1.79		(3.7)

Source: Factset, IBES

 (1)  Market data in June 3rd presentation to Special Committee as of 30-May-2008.

Updated Option B Rationale and Key Considerations

CastlePoint Perspective

Rationale	Key Considerations

•     Potential for CastlePoint shareholders to receive a meaningful premium for their shares

•     Provides partial liquidity (cash consideration) and allows CastlePoint shareholders to share in combined company upside for portion of consideration paid in Tower stock

•     Participation in potential upside in Tower shares

•   Transaction “de-leverages” Tower

•   Potential for Tower EPS accretion and significant increase in tangible book value per share

•  Potential to reallocate capital from third party reinsurance business to more profitable primary business (“capital rotation”), either organically or through acquisitions

•  Potential for combined company to improve quota share economics with 3rd party reinsurers

•     Aligns management and shareholders; removes potential conflicts of interest

•     Original CastlePoint corporate thesis – capital allocation from lower cost of capital provider based in Bermuda – less valid today as CastePoint valuation implies 15%+ cost of capital and industry is perceived as significantly over- capitalized

•     Material tax costs and loss of Bermuda platform could impact Tower’s valuation and therefore the value to CastlePoint shareholders

•     Preliminary price indication from Lazard is well-below IPOprice

•   Represents only a modest premium to 3/31/2008 tangible book value

•     Significant uncertainties surrounding other strategicalternatives

•   Possibility of Tower reducing or eliminating reinsurance arrangements with CastlePoint

•  Difficulties associated with building 3rd party reinsurance business

•   Lack of standalone operating capabilities/ dependence on Tower systems and people

•   Uncertainty around ability to sell CastePoint to other potential acquirors

•   Significant overcapitalization at many insurers/ reinsurers

•   CastlePoint business model is limited

II. Overview of CastlePoint Projections

Summary Overview of Projected Financials Scenarios

Management Estimates

($ in millions)

	A2	B1	B1 Stressed

Relationship with Tower	• Continued reinsurance relationship with Tower	• Reinsurance relationship with Tower scaled back over time	• Reinsurance relationship with Tower drastically reduced in 2010

Third Party Business	• Tower receives 50% of the pooled CastlePoint-generated business 10% YoY growth in Programs and	• Tower receives none of the pooled CastlePoint-generated business	• Tower receives none of the pooled CastlePoint-generated business
	Risk Sharing	• 20% YoY growth in Programs and Risk Sharing	• 15% YoY growth in Programs and Risk Sharing

Tower Business	• 10% YoY growth in Brokerage business	• YoY growth in Brokerage business reduced to 4%	• YoY growth in Brokerage business reduced to 4%
	• Brokerage quota share from Tower to CPRE at 35% in 2010 and thereafter	• Brokerage quota share from Tower to CPRE reduced to 25% in 2010 and thereafter	• Brokerage quota share from Tower to CPRE reduced to 6.25% in 2010 and thereafter

Capital	• None	• None	• None
Management

Note: Projections provided by Castle Point management.

Comparison of Projected Financials Scenarios

A2 Management Estimates

($ in millions)

A2 Mgmt Projections	‘08-’12
2008E	2009E	2010E	2011E	2012E	CAGR / Avg

Net Premiums Written
Third Party Business	$264.2	$281.8	$310.9	$344.1	$380.5	9.6%
Tower Generated Business	313.1	345.7	352.1	389.2	430.1	8.3
Total Net Premiums Written	$577.3	$627.6	$663.0	$733.3	$810.6	8.9%
Operating Income	$69.3	$91.6	$103.8	$115.2	$126.6	16.3%
Operating EPS(1)	$1.81	$2.39	$2.71	$3.01	$3.31	16.3
ROACE (Ex-AOCI)	15.7%	17.8%	17.2%	16.3%	15.5%	16.5%

Underwriting Ratios
Third Party Business Loss Ratio	58.1%	59.9%	60.9%	61.8%	62.4%	60.6%
Third Party Business Expense Ratio	34.1	33.6	32.9	32.8	32.7	33.2
Third Party Business Combined Ratio	92.2%	93.5%	93.9%	94.5%	95.1%	93.8%
Tower Business Loss Ratio	54.9%	55.2%	56.3%	57.4%	58.9%	56.5%
Tower Business Expense Ratio	37.4	37.1	36.9	36.7	36.2	36.9
Tower Business Combined Ratio	92.3%	92.3%	93.2%	94.1%	95.1%	93.4%
Equity (Ex-AOCI)	$471.3	$555.2	$651.2	$758.7	$877.6	16.8%
Statutory Surplus	469.5	562.3	657.6	755.1	852.9	16.1
NPW / Surplus	1.23	x	1.12	x	1.01	x	0.97	x	0.95	x	1.06	x

Note: Projections provided by CastlePoint management.

(1) Operating EPS divided by fully-diluted shares outstanding.

Comparison of Projected Financials Scenarios
B1 Management Estimates

($ in millions)

B1 Mgmt Projections	‘08 - ‘12
2008E	2009E	2010E	2011E	2012E	CAGR / Avg

Net Premiums Written
Third Party Business	$264.2	$266.3	$304.9	$353.0	$409.0	11.5%
Tower Generated Business	313.1	147.3	156.3	177.1	200.5	(10.5)
Total Net Premiums Written	$577.3	$413.6	$461.2	$530.1	$609.5	1.4%
Operating Income	$69.3	$77.6	$73.7	$82.7	$91.4	7.2%
Operating EPS(1)	$1.81	$2.03	$1.92	$2.16	$2.39	7.2
ROACE (Ex-AOCI)	15.7%	15.3%	12.8%	12.8%	12.6%	13.9%

Underwriting Ratios
Third Party Business Loss Ratio	58.1%	59.8%	60.9%	61.7%	62.4%	60.6%
Third Party Business Expense Ratio	34.1	35.4	34.9	34.7	34.8	34.8
Third Party Business Combined Ratio	92.2%	95.2%	95.8%	96.4%	97.2%	95.4%
Tower Business Loss Ratio	54.9%	55.6%	57.7%	58.9%	60.4%	57.5%
Tower Business Expense Ratio	37.4	36.6	38.6	38.7	38.8	38.0
Tower Business Combined Ratio	92.3%	92.1%	96.2%	97.6%	99.2%	95.5%
Equity (Ex-AOCI)	$471.3	$541.2	$607.2	$682.2	$765.8	12.9%
Statutory Surplus	469.5	588.6	654.4	723.6	788.8	13.8
NPW / Surplus	1.23	x	0.70	x	0.70	x	0.73	x	0.77	x	0.83	x

Note: Projections provided by CastlePoint management.

(1)  Operating EPS divided by fully-diluted shares outstanding.

Comparison of Projected Financials Scenarios

B1 Stressed Management Estimates [TBU Joel]

($ in millions)

B1 Stressed Mgmt Projections	‘08 - ‘12
2008E	2009E	2010E	2011E	2012E	CAGR / Avg

Net Premiums Written
Third Party Business	$248.5	$257.1	$287.2	$321.9	$360.8	9.8%
Tower Generated Business	333.5	158.8	35.9	40.2	45.0	(39.4)
Total Net Premiums Written	$582.0	$415.9	$323.1	$362.0	$405.8	(8.6)%
Operating Income	$63.7	$70.6	$58.6	$57.9	$62.3	(0.6)%
Operating EPS(1)	$1.66	$1.84	$1.53	$1.51	$1.63	(0.6)
ROACE (Ex-AOCI)	14.6%	14.2%	10.6%	9.6%	9.5%	11.7%

Underwriting Ratios
Third Party Business Loss Ratio	58.9%	60.4%	61.5%	62.3%	62.9%	61.2%
Third Party Business Expense Ratio	35.0	36.0	35.6	35.4	35.6	35.5
Third Party Business Combined Ratio	93.8%	96.4%	97.1%	97.7%	98.5%	96.7%
Tower Business Loss Ratio	54.8%	55.4%	59.1%	68.0%	69.8%	61.4%
Tower Business Expense Ratio	37.9	37.0	40.8	48.1	48.1	42.4
Tower Business Combined Ratio	92.7%	92.4%	99.9%	116.1%	118.0%	103.8%
Equity (Ex-AOCI)	$465.7	$528.6	$579.4	$629.6	$684.1	10.1%
Statutory Surplus	478.8	598.9	685.5	745.5	799.7	13.7
NPW / Surplus	1.22	x	0.69	x	0.47	x	0.49	x	0.51	x	0.67	x

Note: Projections provided by CastlePoint management.

(1)  Operating EPS divided by fully-diluted shares outstanding.

CastlePoint Analysis at Various Prices

($ in millions)

		Current		Offer Range
Premium to Current Price of $9.87 (18-Jun-2008)		0.0%		19.0%		24.1%		31.7%		36.8%		41.8%		46.9%
Per Share Equity Value		$9.87		$11.75		$12.25		$13.00		$13.50		$14.00		$14.50
Aggregate Equity Value		$378		$453		$474		$505		$525		$546		$566

Implied Exchange Ratio
To Tower Current Price	$25.17	0.39	x	0.47	x	0.49	x	0.52	x	0.54	x	0.56	x	0.58	x
To Tower 3 Month VWAP	25.52	0.39		0.46		0.48		0.51		0.53		0.55		0.57

Premium to
52 Week /All-Time High	$15.54	(36.5)%		(24.4)%		(21.2)%		(16.3)%		(13.1)%		(9.9)%		(6.7)%
IPO Price	14.50	(31.9)		(19.0)		(15.5)		(10.3)		(6.9)		(3.4)		0.0
1 Year VWAP	11.80	(16.4)		(0.4)		3.8		10.2		14.4		18.6		22.9
3 Month VWAP	10.09	(2.2)		16.5		21.4		28.8		33.8		38.8		43.7
1 Month VWAP	10.46	(5.6)		12.3		17.1		24.3		29.1		33.8		38.6

Price to Book (Ex-AOCI)
3/31/2008 ($11.28 / share)	$432	0.87	x	1.05	x	1.10	x	1.17	x	1.22	x	1.26	x	1.31	x
12/31/2008 B1 Stressed ($12.64 / share)	480	0.79		0.94		0.99		1.05		1.09		1.14		1.18

Price to Earnings per Share
2008E - A2 Projections	$1.81	5.5	x	6.5	x	6.8	x	7.2	x	7.5	x	7.7	x	8.0	x
2009E - A2 Projections	2.39	4.1		4.9		5.1		5.4		5.6		5.9		6.1
2008E - B1 Projections	$1.81	5.5	x	6.5	x	6.8	x	7.2	x	7.5	x	7.8	x	8.0	x
2009E - B1 Projections	2.03	4.9		5.8		6.0		6.4		6.7		6.9		7.1
2008E - B1 Stressed Projections	$1.66	5.9	x	7.1	x	7.4	x	7.8	x	8.1	x	8.4	x	8.7	x
2009E - B1 Stressed Projections	1.84	5.4		6.4		6.7		7.1		7.3		7.6		7.9

Source: Factset, CastlePoint management

CastlePoint Sum-of-the Parts ($ per share)	For Illustrative Purposes Only

A2 Management Projections

Valuation Sensitivity
Implied					Discount Rate
P/E		P/BV			12.5%	15.0%	17.5%
				Prem./(Disc.) To Line	$16.02	$14.40	$12.91
6.9	x	1.35	x	10.0%	15.25	13.68	12.25
6.6		1.29		5.0	14.48	12.97	11.58
6.3		1.23		0.0	13.70	12.25	10.92
6.0		1.17		(5.0)	12.93	11.53	10.26
5.6		1.11		(10.0)

B1 Management Projections

Valuation Sensitivity
Implied					Discount Rate
P/E		P/BV			12.5%	15.0%	17.5%
			x	Prem./(Disc.) To Line	$14.14	$12.78	$11.54
6.8	x	1.33		10.0%	13.55	12.24	11.04
6.4		1.27		5.0	12.96	11.70	10.53
6.1		1.21		0.0	12.38	11.15	10.03
5.8		1.15		(5.0)	11.79	10.61	9.53
5.5		1.09		(10.0)

Note: Valuation derived from dividend discount model of each business segment using CastlePoint A2 and B1 management projections, respectively. For US domiciled business segments, ongoing dividends/cash flows calculated based on targeted NPW/surplus ratio of 1.20x; dividends are limited to “greater than test” of the larger of (1) current year’s statutory net income or (2) 10% of current year’s statutory surplus. For Bermuda domiciled business segments, ongoing dividends/cash flows calculated based on targeted NPW/surplus ratio of 1.10x. Terminal P/B multiple derived from P/B vs. ROACE regression analysis.

(1)  Present value as of 18-Jun-2008.

(2)     Includes $3.0mm realized loss in investment income attributable to the liquidation of a limited partnership that investment primarily in tax-free bonds in 1Q2008.

III. Pro Forma Impact of Tower Alternatives

Option B Transaction Assumptions

Market Data

•      As of 18-Jun-2008

Financial Projections

•      CastlePoint projections based on A2 management projections, unless otherwise noted

•      Tower projections based on A2 management projections, unless otherwise noted

Purchase Accounting Adjustments

•      Purchase accounting adjustments subject to further review with management

•      Transaction closes 31-Dec-2008

•      Transaction intangibles equal to 20% of excess purchase price, amortized over 10 years (per Tower management)

•      Assumes equity method accounting for Tower ownership in CastlePoint

•      Assumes $20.0mm of total advisory, financing, and other deal-related expenses

Transaction Related Adjustments

•      Post-tax loss of $4.4mm in 2009 due to change in accounting from TRM to MGA (per Tower management)

•      Pre-tax cost synergies of $5.5mm and $11.0mm in 2009 and 2010, respectively and growing at 4% thereafter

•      CastlePoint pre-tax income subject to 35.0 % tax

•      Assumes no savings from FET

Financing Sources

•      Straight debt, excess capital and common equity

•      7.0% cost of new debt

•      1.0% cost of financing amortized over life of debt

Tower Historical Trading Performance

Since Tower IPO

Price / NTM Earnings – As of First Estimate

Price / Book Value (ex-AOCI)

Source: Factset and IBES

Note: Price to NTM earnings as of first available Tower IBES estimates (16-Dec- 2004).

(1)       Selected E&S Peers include: Markel, HCC, Philadelphia Consolidated, RLI, Argo, Amtrust, United America Indemnity and Hallmark.

Option B Pro Forma ROE Bridge

Assumes CastlePoint Purchase Price of $12.25 per share

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

(1)       Increase in underwriting and investment income due to incremental premiums written.

(2)       Transaction-related adjustments include: change in accounting from TRM to MGA, transaction amortization, elimination of Tower ownership in CastlePoint,

(3)       ROE attributable to using £70mm of debt and $75mm of excess capital to fund the acquisition.

A. Tower Proposal

Analysis at Various Exchange Ratios

Tower Perspective

Exchange Ratio

	CastlePoint Purchase Price
	$ 11.75		$ 12.25		$ 13.00		$ 13.50		$ 14.00
Prem. to Current	19.0%		24.1%		31.7%		36.8%		41.8%
	0.51	x	0.53	x	0.57	x	0.59	x	0.61	x
Tower Price	0.49		0.51		0.54		0.56		0.58
$23.00	0.47		0.49		0.52		0.54		0.56
24.00	0.45		0.47		0.50		0.52		0.54
25.17	0.44		0.45		0.48		0.50		0.52
26.00
27.00

2009 EPS Accretion / Dilution (%)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	0.8%	(1.3)%	(4.4)%	(6.5)%	(8.5)%
Tower Price	2.3	0.2	(2.9)	(4.9)	(6.9)
$23.00	4.0	1.9	(1.1)	(3.2)	(5.1)
24.00	5.1	3.1	0.1	(2.0)	(3.9)
25.17	6.4	4.4	1.4	(0.6)	(2.5)
26.00
27.00

Value Impact to Tower - Pro Forma Stock Price

Blended Multiple (Earnings Weighted)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$19.35	$18.95	$18.35	$17.95	$17.57
Tower Price	19.64	19.24	18.65	18.25	17.87
$23.00	19.96	19.56	18.98	18.59	18.21
24.00	20.17	19.78	19.20	18.81	18.44
25.17	20.42	20.03	19.46	19.08	18.70
26.00
27.00

Tower Multiple

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$25.37	$24.84	$24.06	$23.54	$23.04
Tower Price	25.75	25.23	24.46	23.94	23.44
$23.00	26.17	25.66	24.89	24.38	23.88
24.00	26.45	25.94	25.18	24.67	24.18
25.17	26.77	26.27	25.52	25.01	24.53
26.00
27.00

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Tower “Value Map” Price / Book vs. ROACE Regression	Tower Stand Alone 2009 ROACE: 19.4% 2008 BPVS: $16.17

PF Price Impact - Current Discount (10.0%) to Line

	CastlePoint Purchase Price
	$11.75		$12.25		$13.00		$13.50		$14.00
Pro Forma 2009 ROACE	17.4%		16.9%		16.3%		15.9%		15.5%
Implied Price / BVPS	1.45	x	1.42	x	1.38	x	1.36	x	1.33	x

Pro Forma BVPS	$18.63		$18.75		$18.94		$19.05		$19.17
Implied Share Price	$27.02		$26.69		$26.19		$25.84		$25.50
Premium to Current	7.4%		6.0%		4.0%		2.7%		1.3%

PF Price Impact - No Discount to Line

	CastlePoint Purchase Price
	$11.75		$12.25		$13.00		$13.50		$14.00
Pro Forma 2009 ROACE	17.4%		16.9%		16.3%		15.9%		15.5%
Implied Price / BVPS	1.61	x	1.58	x	1.54	x	1.51	x	1.48	x

Pro Forma BVPS	$18.63		$18.75		$18.94		$19.05		$19.17
Implied Share Price	$30.04		$29.67		$29.11		$28.73		$28.35
Premium to Current	19.3%		17.9%		15.6%		14.1%		12.6%

Source: Factset. Data as of 18-Jun-2008.

Note: CastlePoint A2 projections end Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Pro Forma Trading Multiples

	Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	$16.45

	Tower Current
Implied 2009E P/E at Pro Forma Price
$22.00	7.4	x	6.2	x	6.4	x	6.6	x	6.7	x	6.8	x	5.9	x
24.00			6.8		7.0		7.2		7.3		7.5		6.5
26.00			7.4		7.5		7.8		7.9		8.1		7.0
28.00			8.0		8.1		8.4		8.5		8.7		7.6
30.00			8.5		8.7		9.0		9.1		9.3		8.1
Implied Price /12/31/2008 Book Value at Pro Forma Price
$22.00	1.56	x	1.18	x	1.17	x	1.16	x	1.15	x	1.15	x	1.24	x
24.00			1.29		1.28		1.27		1.26		1.25		1.35
26.00			1.40		1.39		1.37		1.36		1.36		1.46
28.00			1.50		1.49		1.48		1.47		1.46		1.57
30.00			1.61		1.60		1.58		1.57		1.57		1.69

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Analysis at Various Exchange Ratios CastlePoint Perspective

Value Impact to CastlePoint - Pro Forma Stock Price

Blended Multiple (Earnings Weighted)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$10.42	$10.68	$11.05	$11.27	$11.49
Tower Price	10.22	10.49	10.85	11.07	11.28
$23.00	10.01	10.27	10.63	10.85	11.06
24.00	9.87	10.12	10.48	10.70	10.91
25.17	9.70	9.96	10.31	10.52	10.73
26.00
27.00

Tower Multiple

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$12.61	$12.96	$13.45	$13.74	$14.02
Tower Price	12.36	12.71	13.18	13.47	13.75
$23.00	12.08	12.42	12.89	13.18	13.45
24.00	11.90	12.23	12.70	12.98	13.25
25.17	11.68	12.01	12.47	12.75	13.02
26.00
27.00

Value Impact to CastlePoint - Implied Premium / Discount to Current Price

Blended Multiple (Earnings Weighted)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	5.5%	8.2%	12.0%	14.2%	16.4%
Tower Price	3.6	6.2	9.9	12.2	14.3
$23.00	1.4	4.0	7.7	9.9	12.0
24.00	(0.0)	2.6	6.2	8.4	10.5
25.17	(1.7)	0.9	4.4	6.6	8.7
26.00
27.00

Tower Multiple

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	27.8%	31.3%	36.2%	39.2%	42.0%
Tower Price	25.2	28.7	33.6	36.5	39.3
$23.00	22.4	25.9	30.6	33.5	36.3
24.00	20.5	23.9	28.6	31.5	34.3
25.17	18.3	21.7	26.4	29.2	32.0
26.00
27.00

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact Assumes Purchase Price of $12.25 per Share ($ in millions, except per share amounts)

Pro Forma Income

	Projected
	Close	2009E	2010E	2011E
Stand Alone Income
CastlePoint Stand Alone Net Income - A2 management		$91.6	$103.8	$115.2
Tower Stand Alone Net Income - A2 management		80.0	94.6	113.3

Business-Related Adjustments
Plus: Cost Synergies (post-tax)		$3.6	$7.2	$7.4
Plus: Change in Accounting from TRM to MGA (post-lax)		(4.4)	(0.9)	(1.0)
Less; Taxes on CastlePoint Net Income		(32.1)	(36.3)	(40.3)

Transaction-Related Adjustments
Plus: FAS 115 Purchase Accounting Amortization		$0.0	$0.0	$0.0
Less: Interest on New Debt Issued (post-tax)		(3.2)	(3.2)	(3.2)
Less: Amortization of Debt Issuance Fee (post-tax)		(0.1)	(0.1)	(0.1)
Less: Elimination of Tower Ownership of CastlePoint Shares		(4.0)	(4.5)	(5.0)
Pro Forma Net Income		$125.1	$149.7	$178.5
Pro Forma Shares

Beginning Shares Outstanding	23.6	36.3	36.3	36.3
Plus: Shares Issued	12.6	—	—	—
Ending Shares Outstanding	36.3	36.3	36.3	36.3
Average Shares Outstanding		36.3	36.3	36.3
Pro Forma EPS		$3.45	$4.13	$4.92
Tower Stand Alone EPS - A2 management		3.39	4.00	4.79

Accretion / Dilution ($)		$0.07	$0.13	$0.13
Accretion / Dilution (%)		1.9%	3.1%	2.7%

Sources
CastlePoint Cash On-Hand	$25.0
Cash Contribution from CPRe	45.0
Debt	70.0
Common Equity	317.8
Total Sources	$457.8

Uses
Gross Aggregate Purchase Price for CastlePoint Equity	$469.0
Less: Value of CastlePoint Shares owned by Tower	(31.2)
Net Aggregate Purchase Price for CastlePoint Equity	$437.8
Total Transaction Fees and Expenses	20.0
Total Uses	$457.8
Pro Forma Ownership
Tower	65.2%
CastlePoint	34.8

Pro Forma Equity

	Projected
	Close	2009E		2010E		2011E
Beginning Common Equity	$381.3	$679.8		$797.7		$940.1
Plus: New Equity Issued	317.8
Less: Transaction Fees (Excl. Financing Fees)	(19.3)
Pro Forma Net Income		125.1		149.7		178.5
Less: Common Dividends		(73)		(7.3)		(73)
Ending Common Equity (ex. AOCI)	$679.8	$797.7		$940.1		$1.111.4
Total Intangibles and Goodwill	24.2	24.2		24.2		24.2
Ending Tangible Common Equity (ex. AOCI)	$655.6	$773.5		$915.9		$1,087.1

Pro Forma Operating ROACE		16.9%		17.2%		17.4%
Tower Stand Alone Operating ROACE		19.1		18.9		18.9
Operating ROACE BPS Change		(216	)bps	(163	)bps	(145	)bps

Pro Forma Operating ROATCE		17.5%		17.7%		17.8%
Tower Stand Alone Operating ROATCE		21.1		20.5		20.2
Operating ROATCE BPS Change		(362	)bps	(279	)bps	(239	)bps

Pro Forma BVPS (ex. AOCI)	$18.75	$22.00		$25.93		$30.66
Tower Stand Alone BVPS (ex. AOCI)	16.14	19.33		23.13		27.72
BVPS Accretion / (Dilution)	16.2%	13.9%		12.1%		10.6%

Pro Forma Tangible BVPS (ex. AOCI)	$18.09	$21.34		$25.27		$29.99
Tower Stand Alone Tangible BVPS (ex. AOCI)	14.43	17.62		21.42		26.02
Tangible BVPS Accretion / (Dilution)	25.3%	21.1%		17.9%		15.3%

Credit Statistics
Pro Forma Debt /TAC	21.0%	16.1%		14.2%		12.4%
Tower Stand Alone Debt / TAC	10.9	9.1		7.8		6.7

Pro Forma Debt / Tangible TAC	21.6%	164%		14.5%		12.6%
Tower Stand Alone Debt / Tangible TAC	11.9	9.8		8.3		7.1

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact Sources and Uses ($ in millions)

	Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0%
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	16.5

Sources:
CastlePoint Cash On-Hand	$25.0	$25.0	$25.0	$25.0	$25.0	$125.0
Cash Contribution from CPRe	45.0	45.0	45.0	45.0	45.0	45.0
Debt	70.0	70.0	70.0	70.0	70.0	70.0
Common Equity	299.9	317.8	344.6	362.5	380.4	199.9
Total Sources	$439.9	$457.8	$484.6	$502.5	$520.4	$439.9

Uses:
Gross Aggregate Purchase Price for CastlePoint Equity	$449.9	$469.0	$497.8	$516.9	$536.1	$449.9
Less: Value of CastlePoint Shares owned by Tower	(30.0)	(31.2)	(33.2)	(34.4)	(35.7)	(30.0)
Net Aggregate Purchase Price for CastlePoint Equity	$419.9	$437.8	$464.6	$482.5	$500.4	$419.9
Plus: Transaction Fees and Expenses	20.0	20.0	20.0	20.0	20.0	20.0
Total Uses	$439.9	$457.8	$484.6	$502.5	$520.4	$439.9
Pro Forma Ownership
Tower Ownership	66.5%	65.2%	63.3%	62.1%	61.0%	74.8%
CastlePoint Ownership	33.5	34.8	36.7	37.9	39.0	25.2

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Pro Forma Impact

Tower Perspective

($ in millions)

	Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0%
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	16.5

	Tower A2 management
EPS Accretion / (Dilution) Delta
2009E	$3.39		$0.13		$0.07		$(0.04)		$(0.11)		$(0.17)		$0.32
% EPS Accrretion / (Dilution)			4.0%		1.9%		(1.1)%		(3.2)%		(5.1)%		9.4%
2010E	$4.00		$0.21		$0.13		$0.00		$(0.08)		$(0.16)		$0.28
% EPS Accrretion / (Dilution)			5.2%		3.1%		0.1%		(2.0)%		(3.9)%		6.9%

ROACE (ex. AOCI) Delta (bps)
2009E	19.1%		(174	)bps	(216	)bps	(277	)bps	(317	)bps	(355	)bps	(15	)bps
2010E	18.9		(127	)bps	(163	)bps	(216	)bps	(250	)bps	(283	)bps	(52	)bps

ROATCE (ex. AOCI) Delta (bps)
2009E	21.1%		(365	)bps	(362	)bps	(357	)bps	(354	)bps	(350	)bps	(203	)bps
2010E	20.5		(282	)bps	(279	)bps	(274	)bps	(270	)bps	(266	)bps	(204	)bps

Pro Forma Common BVPS ex. AOCI
31-Dec-2008 (At Close) - Stated	$16.14		15.4%		16.2%		17.3%		18.0%		18.7%		10.3%
31-Dec-2008 (At Close) - Tangible	14.43		28.1		25.3		21.2		18.5		15.8		22.2

Adjusted Debt / TAC
31-Dec-2008 (At Close)	10.9%		21.6%		21.0%		20.1%		19.5%		19.0%		31.2%

Adjusted Debt / Tangible Capital
31-Dec-2008 (At Close)	11.9%		21.8%		21.6%		21.4%		21.2%		21.1%		31.4%

Tower Share Price Impact: P / E Basis
Blended 2009 P / E (Earnings Weighted)	5.7	x	$19.96		$19.56		$18.98		$18.59		$18.21		$21.00
Tower 2009 P / E	7.4		26.17		25.66		24.89		24.38		23.88		27.53

Premium to Current Tower ($25.17)
Blended 2009 P / E (Earnings Weighted)	5.7	x	(20.7)%		(22.3)%		(24.6)%		(26.1)%		(27.6)%		(16.6)%
Tower 2009 P / E	7.4		4.0		1.9		(1.1)		(3.2)		(5.1)		9.4

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact

CastlePoint Perspective

($ in millions)

Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0%
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	16.5

Exchange Ratio	0.33	x	0.35	x	0.38	x	0.40	x	0.42	x	0.22	x

2009 EPS - CastlePoint Perspective
Pro Forma EPS	$1.17	$1.22	$1.28	$1.32	$1.36	$0.82
Accretion / Dilution ($)	(1.22)	(1.17)	(1.11)	(1.07)	(1.03)	(1.57)
Accretion / Dilution (%)	(50.9)%	(49.0)%	(46.4)%	(44.8)%	(43.2)%	(65.6)%
Cash Consideration to CastlePoint Shareholders	$3.36	$3.36	$3.36	$3.36	$3.36	$6.16

Value of Tower Shares - CastlePoint Perspective
Blended 2009 P / E (Earnings Weighted)	5.7	x	$6.65	$6.91	$7.27	$7.49	$7.70	$4.67
Tower 2009 P / E	7.4	8.73	9.06	9.54	9.82	10.10	6.12

Blended 2009 P / E (Earnings Weighted)
Pro Forma Value to CastlePoint Shareholders	5.7	x	$10.01	$10.27	$10.63	$10.85	$11.06	$10.82
Premium / (Discount) to Current: $9.87	1.4%	4.0%	7.7%	9.9%	12.0%	9.6%
Premium / (Discount) to Offer Price	(14.8)	(16.2)	(18.2)	(19.6)	(21.0)	(7.9)

Tower 2009 P / E
Pro Forma Value to CastlePoint Shareholders	7.4	x	$12.08	$12.42	$12.89	$13.18	$13.45	$12.27
Premium / (Discount) to Current: $9.87	22.4%	25.9%	30.6%	33.5%	36.3%	24.4%
Premium / (Discount) to Offer Price	2.8	1.4	(0.8)	(2.4)	(3.9)	4.5

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

B.        Pro Forma Case with Quota Share Reduction

Analysis at Various Exchange Ratios

Tower Perspective

Exchange Ratio

CastlePoint Purchase Price

	$ 11.75		$ 12.25		$ 13.00		$ 13.50		$ 14.00
Prem. to Current	19.0%		24.1%		31.7%		36.8%		41.8%
	0.51	x	0.53	x	0.57	x	0.59	x	0.61	x
Tower Price	0.49		0.51		0.54		0.56		0.58
$23.00	0.47		0.49		0.52		0.54		0.56
24.00	0.45		0.47		0.50		0.52		0.54
25.17	0.44		0.45		0.48		0.50		0.52
26.00
27.00

2009 EPS Accretion / Dilution (%)

CastlePoint Purchase Price

	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	6.8%	4.3%	0.6%	(1.8)%	(4.2)%
Tower Price	8.1	5.6	2.0	(0.5)	(2.8)
$23.00	9.4	7.0	3.4	1.0	(1.2)
24.00	10.3	7.9	4.4	2.0	(0.2)
25.17	11.3	9.0	5.5	3.2	1.0
26.00
27.00

Value Impact to Tower – Pro Forma Stock Price

Blended Multiple (Earnings Weighted)

CastlePoint Purchase Price

	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$20.51	$20.03	$19.32	$18.85	$18.40
Tower Price	20.74	20.27	19.57	19.11	18.67
$23.00	21.00	20.53	19.85	19.39	18.96
24.00	21.16	20.71	20.03	19.58	19.15
25.17	21.36	20.91	20.25	19.80	19.37
26.00
27.00

Tower Multiple

CastlePoint Purchase Price

	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$26.90	$26.27	$25.34	$24.72	$24.13
Tower Price	27.20	26.58	25.67	25.06	24.48
$23.00	27.53	26.93	26.03	25.43	24.86
24.00	27.75	27.16	26.27	25.68	25.11
25.17	28.01	27.42	26.55	25.97	25.41
26.00
27.00

Note; CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Tower “Value Map” Price / Book vs. ROACE Regression	Tower Stand Alone 2009 ROACE: 19.4% 2008 BPVS: $16.17

Value Map

PF Price Impact – Current Discount (10.0%) to Line

CastlePoint Purchase Price

	$ 11.75		$ 12.25		$ 13.00		$ 13.50		$ 14.00
Pro Forma 2009 ROACE	18.9%		18.4%		17.7%		17.2%		16.7%

Implied Price / BVPS	1.56	x	1.52	x	1.47	x	1.44	x	1.41	x

Pro Forma BVPS	$17.80		$17.96		$18.19		$18.34		$18.48
Implied Share Price	$27.69		$27.31		$26.75		$26.35		$25.98
Premium to Current	10.0%		8.5%		6.3%		4.7%		3.2%

PF Price Impact – No Discount to Line

CastlePoint Purchase Price

	$ 11.75		$ 12.25		$ 13.00		$ 13.50		$ 14.00
Pro Forma 2009 ROACE	18.9%		18.4%		17.7%		17.2%		16.7%

Implied Price / BVPS	1.73	x	1.69	x	1.63	x	1.60	x	1.56	x

Pro Forma BVPS	$17.80		$17.96		$18.19		$18.34		$18.48
Implied Share Price	$30.78		$30.36		$29.73		$29.29		$28.88
Premium to Current	22.3%		20.6%		18.1%		16.4%		14.7%

Source: Faclset. Data as of 18-Jun-2008.

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Pro Forma Trading Multiples

	Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	$16.45

	Tower Current
Implied 2009E P/E at Pro Forma Price
$22.00	7.4	x	5.9	x	6.1	x	6.3	x	6.4	x	6.6	x	5.9
24.00			6.5		6.6		6.9		7.0		7.2		6.5
26.00			7.0		7.2		7.4		7.6		7.8		7.0
28.00			7.6		7.7		8.0		8.2		8.4		7.6
30.00			8.1		8.3		8.6		8.8		9.0		8.1
Implied Price /12/31/2008 Book Value at Pro Forma Price
$22.00	1.56	x
24.00			1.24	x	1.22	x	1.21	x	1.20	x	1.19	x	1.24
26.00			1.35		1.34		1.32		1.31		1.30		1.35
28.00			1.46		1.45		1.43		1.42		1.41		1.46
30.00			1.57		1.56		1.54		1.53		1.52		1.57
			1.69		1.67		1.65		1.64		1.62		1.69

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Analysis at Various Exchange Ratios CastlePoint Perspective

Value Impact to CastlePoint - Pro Forma Stock Price

Blended Multiple (Earnings Weighted)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$11.15	$11.46	$11.91	$12.18	$12.43
Tower Price	10.99	11.30	11.74	12.00	12.26
$23.00	10.82	11.13	11.55	11.81	12.06
24.00	10.71	11.01	11.43	11.69	11.93
25.17	10.58	10.88	11.29	11.54	11.78
26.00
27.00

Tower Multiple

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	$12.70	$13.12	$13.70	$14.05	$14.39
Tower Price	12.50	12.91	13.48	13.82	14.16
$23.00	12.27	12.68	13.23	13.58	13.90
24.00	12.13	12.52	13.07	13.41	13.73
25.17	11.96	12.34	12.89	13.22	13.54
26.00
27.00

Value Impact to CastlePoint - Implied Premium / Discount to Current Price

Blended Multiple (Earnings Weighted)

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	12.9%	16.1%	20.6%	23.4%	26.0%
Tower Price	11.4	14.5	18.9	21.6	24.2
$23.00	9.6	12.7	17.1	19.7	22.2
24.00	8.5	11.5	15.8	18.4	20.9
25.17	7.2	10.2	14.4	16.9	19.4
26.00
27.00

Tower Multiple

	CastlePoint Purchase Price
	$ 11.75	$ 12.25	$ 13.00	$ 13.50	$ 14.00
Prem. to Current	19.0%	24.1%	31.7%	36.8%	41.8%
	28.7%	32.9%	38.8%	42.3%	45.8%
Tower Price	26.6	30.8	36.5	40.1	43.4
$23.00	24.4	28.4	34.1	37.6	40.9
24.00	22.9	26.9	32.4	35.9	39.1
25.17	21.2	25.1	30.6	33.9	37.1
26.00
27.00

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact Assumes Purchase Price of $12.25 per Share ($ in millions, except per share amounts)

Pro Forma Income

	Projected
	Close	2008E	2010E	2011E
Stand Alone Income
CastlePoint Stand Alone Net Income - A2 management		$91.6	$103.8	$115.2
Tower Stand Alone Net Income - A2 management		80.0	94.6	113.3
Business-Related Adjustments
Plus: Cost Synergies (post-tax)		$3.6	172	$7.4
Plus: Change in Accounting from TRM to MGA (post-tax)		(4.4)	(0.9)	(1.0)
Less: Taxes on CastlePoint Net Income		(32.1)	(36.3)	(40.3)
Transaction-Related Adjustments
Plus: FAS 115 Purchase Accounting Amortization		$0.0	$0.0	$0.0
Less: Interest on New Debt Issued (post-tax)		(3.2)	(3.2)	(3.2)
Less: Amortization of Debt Issuance Fee (post-tax)		(0.1)	(0.1)	(0.1)
Less: Elimination of Tower Ownership of CastlePoint Shares		(4.0)	(4.5)	(5.0)
Pro Forma Net Income		$116.9	$135.1	$154.2
Pro Forma Shares
Beginning Shares Outstanding	23.6	32.3	32.3	32.3
Plus: Shares Issued	8.7	—	—	—
Ending Shares Outstanding	32.3	32.3	32.3	32.3
Average Shares Outstanding		32.3	32.3	32.3
Pro Forma EPS		$3.62	$4.19	$4.78
Tower Stand Alone EPS - A2 management		3.39	4.00	4.79
Accretion / Dilution ($)		$0.24	$0.18	$(0.02)
Accretion / Dilution (%)		7.0%	4.6%	(0.3)%
Sources
CastlePoint Cash On-Hand	$125.0
Cash Contribution from CPRe	45.0
Debt Common Equity	70.0 217.8
Total Sources	$457.8
Uses
Gross Aggregate Purchase Price for CastlePoint Equity	$469.0
Less: Value of CastlePoint Shares owned by Tower	(31.2)
Net Aggregate Purchase Price for CastlePoint Equity	$437.8
Total Transaction Fees and Expenses	20.0
Total Uses	$457.8
Pro Forma Ownership
Tower	73.2%
CastlePoint	26.8

Pro Forma Equity

	Protected
	Close	2009E	2010E	2011E
Beginning Common Equity	$381.3	$579.8	$690.3	$819.0
Plus: New Equity Issued	217.8
Less: Transaction Fees (Excl. Financing Fees)	(19.3)
Pro Forma Net Income		116.9	135.1	154.2
Less: Common Dividends		(6.5)	(6.5)	(6.5)
Ending Common Equity (ex. AOCI)	$579.8	$690.3	$819.0	$966.7
Total Intangibles and Goodwill	24.2	24.2	24.2	24.2
Ending Tangible Common Equity (ex. AOCI)	$555.6	$666.1	$794.7	$942.5
Pro Forma Operating ROACE		18.4%	17.8%	17.3%
Tower Stand Alone Operating ROACE		19.1	18.9	18.9
Operating ROACE BPS Change		(68bps )	(95bps )	(158bps )
Pro Forma Operating ROATCE		19.1%	18.5%	17.8%
Tower Stand Alone Operating ROATCE		21.1	20.5	20.2
Operating ROATCE BPS Change		(199bps )	(200bps )	(245bps )

Pro Forma BVPS (ex. AOCI)	$17.96	$21.39	$25.37	$29.95
Tower Stand Alone BVPS (ex. AOCI)	16.14	19.33	23.13	27.72
BVPS Accretion / (Dilution)	11.3%	10.7%	9.7%	8.0%
Pro Forma Tangible BVPS (ex. AOCI)	$17.21	$20.64	$24.62	$29.20
Tower Stand Alone Tangible BVPS (ex. AOCI)	14.43	17.62	21.42	26.02
Tangible BVPS Accretion / (Dilution)	19.3%	17.1%	14.9%	12.2%

Credit Statistics
Pro Forma Debt / TAC	30.1%	18.4%	15.7%	13.9%
Tower Stand Alone Debt / TAC	10.9	9.1	7.8	6.7

Pro Forma Debt / Tangible TAC	31.2%	18.9%	16.1%	14.1%
Tower Stand Alone Debt / Tangible TAC	11.9	9.8	8.3	7.1

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact Sources and Uses ($ in millions)

	Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0%
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	16.5

Sources:
CastlePoint Cash On-Hand	$125.0	$125.0	$125.0	$125.0	$125.0	$125.0
Cash Contribution from CPRe	45.0	45.0	45.0	45.0	45.0	45.0
Debt	70.0	70.0	70.0	70.0	70.0	70.0
Common Equity	199.9	217.8	244.6	262.5	280.4	199.9
Total Sources	$439.9	$457.8	$484.6	$502.5	$520.4	$439.9
Uses:
Gross Aggregate Purchase Price for CastlePoint Equity	$449.9	$469.0	$497.8	$516.9	$536.1	$449.9
Less: Value of CastlePoint Shares owned by Tower	(30.0)	(31.2)	(33.2)	(34.4)	(35.7)	(30.0)
Net Aggregate Purchase Price for CastlePoint Equity	$419.9	$437.8	$464.6	$482.5	$500.4	$419.9
Plus: Transaction Fees and Expenses	20.0	20.0	20.0	20.0	20.0	20.0
Total Uses	$439.9	$457.8	$484.6	$502.5	$520.4	$439.9
Pro Forma Ownership
Tower Ownership	74.8%	73.2%	70.9%	69.4%	68.0%	74.8%
CastlePoint Ownership	25.2	26.8	29.1	30.6	32.0	25.2

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Pro Forma Impact Tower Perspective ($ in millions)

			Offer Range
CastlePoint Purchase Price			$11.75		$12.25		$13.00		$13.50		$14.00		$11.75
Premium to Current: $9.87			19.0%		24.1%		31.7%		36.8%		41.8%		19.0%
Premium to 3 Month VWAP: $10.09			16.5		21.4		28.8		33.8		38.8		16.5
EPS Accretion / (Dilution) Delta	Tower A2 management
2009E	$3.39		$0.32		$0.24		$0.12		$0.04		$(0.04)		$0.32
% EPS Accrretion / (Dilution)			9.4%		7.0%		3.4%		1.0%		(1.2)%		9.4%
2010E	$4.00		$0.28		$0.18		$0.04		$(0.05)		$(0.14)		$0.28
% EPS Accrretion / (Dilution)			6.9%		4.6%		1.1%		(1.2)%		(3.4)%		6.9%
ROACE (ex. AOCI) Delta (bps)
2009E	19.1%		(15	)bps	(68	)bps	(145	)bps	(195	)bps	(242	)bps	(15	)bps
2010E	18.9		(52	)bps	(95	)bps	(157	)bps	(198	)bps	(237	)bps	(52	)bps
ROATCE (ex. AOCI) Delta (bps)
2009E	21.1%		(203	)bps	(199	)bps	(192	)bps	(187	)bps	(183	)bps	(203	)bps
2010E	20.5		(204	)bps	(200	)bps	(194	)bps	(190	)bps	(185	)bps	(204	)bps
Pro Forma Common BVPS ex. AOCI
31-Dec-2008 (At Close) - Stated	$16.14		10.3%		11.3%		12.7%		13.6%		14.5%		10.3%
31-Dec-2008 (At Close) - Tangible	14.43		22.2		19.3		14.9		12.0		9.1		22.2
Adjusted Debt / TAC
31-Dec-2008 (At Close)	10.9%		31.2%		30.1%		28.6%		27.6%		26.7%		31.2%
Adjusted Debt / Tangible Capital
31-Dec-2008 (At Close)	11.9%		31.4%		31.2%		30.9%		30.8%		30.6%		31.4%
Tower Share Price Impact: P / E Basis
Blended 2009 P / E (Earnings Weighted)	5.7	x	$21.00		$20.53		$19.85		$19.39		$18.96		$21.00
Tower 2009 P / E	7.4		27.53		26.93		26.03		25.43		24.86		27.53
Premium to Current Tower ($25.17)
Blended 2009 P / E (Earnings Weighted)	5.7	x	(16.6)%		(18.4)%		(21.1)%		(23.0)%		(24.7)%		(16.6)%
Tower 2009 P / E	7.4		9.4		7.0		3.4		1.0		(1.2)		9.4

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

Option B Pro Forma Impact CastlePoint Perspective ($ in millions)

Offer Range
CastlePoint Purchase Price	$11.75	$12.25	$13.00	$13.50	$14.00	$11.75
Premium to Current: $9.87	19.0%	24.1%	31.7%	36.8%	41.8%	19.0%
Premium to 3 Month VWAP: $10.09	16.5	21.4	28.8	33.8	38.8	16.5
Exchange Ratio	0.22	x	0.24	x	0.27	x	0.29	x	0.31	x	0.22	x
2009 EPS - CastlePoint Perspective
Pro Forma EPS	$0.82	$0.88	$0.95	$1.00	$1.04	$0.82
Accretion / Dilution ($)	(1.57)	(1.51)	(1.44)	(1.39)	(1.35)	(1.57)
Accretion / Dilution (%)	(65.6)%	(63.3)%	(60.2)%	(58.3)%	(56.4)%	(65.6)%
Cash Consideration to CastlePoint Shareholders	$6.16	$6.16	$6.16	$6.16	$6.16	$6.16
Value of Tower Shares - CastlePoint Perspective
Blended 2009 P / E (Earnings Weighted)	5.7	x	$4.67	$4.97	$5.40	$5.66	$5.91	$4.67
Tower 2009 P / E	7.4	6.12	6.52	7.08	7.42	7.75	6.12
Blended 2009 P / E (Earnings Weighted)
Pro Forma Value to CastlePoint Shareholders	5.7	x	$10.82	$11.13	$11.55	$11.81	$12.06	$10.82
Premium / (Discount) to Current: $9.87	9.6%	12.7%	17.1%	19.7%	22.2%	9.6%
Premium / (Discount) to Offer Price	(7.9)	(9.2)	(11.1)	(12.5)	(13.8)	(7.9)
Tower 2009 P / E
Pro Forma Value to CastlePoint Shareholders	7.4	x	$12.27	$12.68	$13.23	$13.58	$13.90	$12.27
Premium / (Discount) to Current: $9.87	24.4%	28.4%	34.1%	37.6%	40.9%	24.4%
Premium / (Discount) to Offer Price	4.5	3.5	1.8	0.6	(0.7)	4.5

Note: CastlePoint A2 projections and Tower A2 projections provided by CastlePoint and Tower management, respectively. Pro forma adjustments per guidance of Tower management.

IV. Analysis of Tower Capital Management Alternatives

Overview of Tower Alternatives	For Illustrative Purposes Only

Summary Assumptions

•                  Equity Raise: Retain Business

•                  $175mm equity raise at a 15% discount to current

•                  Assumed underwriting leverage of 1.1x net premiums written / surplus

•                  Loss of earnings based on 92% combined ratio and 5.5% yield on investment income

•                  Equity Raise: Cede Business

•                  $175mm equity raise at a 15% discount to current

•                  Additional $192.5mm of premium ceded to Swiss Re

•                  5% pre-tax override commission in addition to the ~7% currently earned through CastlePoint

•                  15% after-tax ROE on “freed up” capital ($175mm) due to additional ceding

Pro Forma Impact

	Tower		$175mm Equity Raise
CastlePoint Purchase Price	Mgmt (A2)		Retain Bus.		Cede Bus.
EPS Accretion / (Dilution)
2009E	$3.39		$3.06		$3.60
% EPS Accretion / (Dilution)			(9.5)%		6.4%
2010E	$4.00		$3.67		$4.21
% EPS Accretion / (Dilution)			(8.4)%		5.1%

ROACE (ex. AOCI) Delta (bps)
2009E	19.1%		(291	)bps	(32	)bps
2010E	18.9		(226	)bps	(48	)bps

Pro Forma Common BVPS ex. AOCI
31-Dec-2008 (At Close) - Stated	$16.14		8.4%		8.4%
31-Dec-2008 (At Close) - Tangible	14.43		12.4		12.4

Adjusted Debt / TAC
31-Dec-2008 (At Close) - Stated	10.9%		7.7%		7.7%
31-Dec-2008 (At Close) - Tangible	11.9		8.2		8.2

2009 Underwriting Leverage
GPW / Surplus	2.2	x	1.5	x	1.4	x
NPW / Surplus	0.9		1.0		1.0

Tower Share Price Impact: P / E Basis
Blended 2009 P / E (Earnings Weighted)	5.7	x	NM		NM
Tower 2009 P / E	7.4		$22.77		$26.79

Premium to Current Tower ($25.17)
Blended 2009 P / E (Earnings Weighted)	5.7	x	NM		NM
Tower 2009 P / E	7.4		(9.5)%		6.4%

Note: Tower A2 projections provided by Tower management.

Pro Forma Impact of Tower Capital Raise Raise $175mm at 15% Discount to Market; Retain Business ($ in millions, except per share amounts)	For Illustrative Purposes Only

Pro Forma Income

	Projected
	Close	2009E	2010E	2011E
Stand Alone Operating Income (A2)		$80.0	$94.6	$113.3
Selected Adjustments (After-Tax)
Gain in Underwriting Income		$9.1	$10.0	$11.2
Gain in Investment Income		8.4	12.0	14.8
Gain / (Loss) of Override		—	—	—
Return on Redeployed Capital		—	—	—
Total Adjustments		$17.4	$22.0	$26.0

Pro Forma Operating Income		$97.4	$116.6	$139.2

Pro Forma Shares
Beginning Shares Outstanding	23.6	31.8	31.8	31.8
Plus: Shares Issued	8.2	—	—	—
Ending Shares Outstanding	31.8	31.8	31.8	31.8
Average Shares Outstanding
Pro Forma EPS		$3.06	$3.67	$4.38
Status Quo - Stand Alone EPS		3.39	4.00	4.79
Accretion / Dilution ($)		$(0.32)	$(0.34)	$(0.42)
Accretion / Dilution (%)		(9.5)%	(8.4)%	(8.7)%

Pro Forma Equity

	Projected
	Close	2009E		2010E		2011E
Beginning GAAP Equity (Ex-AOCI)	$381.3	$556.3		$647.4		$757.6
Plus: Equity Raised	175.0			—		—
Plus: Net Income		97.4		116.6		139.2
Less: Common Dividends		(6.4)		(6.4)		(6.4)
GAAP Equity (Ex-AOCI)	$556.3	$647.4		$757.6		$890.5
Goodwill & Intangibles	(40.3)	(40.3)		(40.3)		(40.3)
Total Tangible Equity	$516.0	$607.0		$717.2		$850.1

Pro Forma Operating ROACE		16.2%		16.6%		16.9%
Tower Stand Alone Oneralino ROACE		19.1		18.9		18.9
Operating ROACE BPS Change		(291	)bps	(226	)bps	(196	)bps

Pro Forma Operating ROATCE		17.4%		17.6%		17.8%
Tower Stand Alone Operating ROATCE		21.1		20.5		20.2
Operating ROATCE BPS Change		(378	)bps	(290	)bps	(244	)bps

Pro Forma BVPS (ex. AOCI)	$17.49	$20.35		$23.82		$28.00
Tower Stand Alone BVPS (ex. AOCI)	16.14	19.33		23.13		27.72
BVPS Accretion / (Dilution)	8.4%	5.3%		3.0%		1.0%

Pro Forma Tangible BVPS (ex. AOCI)	$16.22	$19.09		$22.55		$26.73
Tower Stand Alone Tangible BVPS (ex. AOCI)	14.43	17.62		21.42		26.02
Tangible BVPS Accretion / (Dilution)	12.4%	8.3%		5.3%		2.7%
Credit Statistics
Pro Forma Debt / TAC	7.7%	6.7%		5.9%		5.1%
Tower Stand Alone Debt / TAC	10.9	9.1		7.8		6.7
Pro Forma Debt / Tangible TAC	8.2%	7.1%		6.2%		5.3%
Tower Stand Alone Debt / Tangible TAC	11.9	9.8		8.3		7.1

Pro Forma Impact of Tower Capital Raise Raise $175mm at 15% Discount to Market; Cede $175mm to Swiss Re ($ in millions, except per share amounts)	For Illustrative Purposes Only

Pro Forma Income

	Projected
	Close	2009E	2010E	2011E
Stand Alone Operating Income (A2)		$80.0	$94.6	$113.3
Selected Adjustments (After-Tax)
Gain in Underwriting Income		—	—	—
Gain in Investment Income		—	—	—
Gain / (Loss) of Override		6.3	6.3	6.3
Return on Redeployed Capital		28.4	33.0	38.3
Total Adjustments		$34.6	$39.2	$44.6

Pro Forma Operating Income		$114.6	$133.8	$157.8

Pro Forma Shares
Beginning Shares Outstanding	23.6	31.8	31.8	31.8
Plus: Shares Issued	8.2	—	—	—
Ending Shares Outstanding	31.8	31.8	31.8	31.8
Average Shares Outstanding
Pro Forma EPS		$3.60	$4.21	$4.96
Status Quo - Stand Alone EPS		3.39	4.00	4.79

Accretion / Dilution ($)		$0.22	$0.20	$0.17
Accretion / Dilution (%)		6.4%	5.1%	3.5%

Pro Forma Equity

	Projected
	Close	2009E		2010E		2011E
Beginning GAAP Equity (Ex-AOCI)	$381.3	$556.3		$664.6		$792.0
Plus: Equity Raised	175.0			—		—
Plus: Net Income		114.6		133.8		157.8
Less: Common Dividends		(6.4)		(6.4)		(6.4)
GAAP Equity (Ex-AOCI)	$556.3	$664.6		$792.0		$943.5
Goodwill & Intangibles	(40.3)	(40.3)		(40.3)		(40.3)
Total Tangible Equity	$516.0	$624.2		$751.7		$903.2

Pro Forma Operating ROACE		18.6%		18.4%		18.2%
Tower Stand Alone Operating ROACE		19.1		18.9		18.9
Operating ROACE BPS Change		(32	)bps	(48	)bps	(67	)bps

Pro Forma Operating ROATCE		20.1%		19.4%		19.1%
Tower Stand Alone Operating ROATCE		21.1		20.5		20.2
Operating ROATCE BPS Change		(102	)bps	(106	)bps	(114	)bps

Pro Forma BVPS (ex. AOCI)	$17.49	$20.90		$24.90		$29.67
Tower Stand Alone BVPS (ex. AOCI)	16.14	19.33		23.13		27.72
BVPS Accretion / (Dilution)	8.4%	8.1%		7.7%		7.0%

Pro Forma Tangible BVPS (ex. AOCI)	$16.22	$19.63		$23.63		$28.40
Tower Stand Alone Tangible BVPS (ex. AOCI)	14.43	17.62		21.42		26.02
Tangible BVPS Accretion / (Dilution)	12.4%	11.4%		10.3%		9.2%

Credit Statistics
Pro Forma Debt/TAC	7.7%	6.6%		5.7%		4.8%
Tower Stand Alone Debt / TAC	10.9	9.1		7.8		6.7

Pro Forma Debt / Tangible TAC	8.2%	7.0%		5.9%		5.0%
Tower Stand Alone Debt / Tangible TAC	11.9	9.8		8.3		7.1

Appendix A: Public Market Performance of CastlePoint

CastlePoint Share Price Performance Since CastlePoint IPO

Source:Factset

CastlePoint Historical Trading Performance

Since CastlePoint IPO

Price / NTM Earnings – As of First Estimate

Price / Book Value (ex-AOCI)

Source: Factset and IBES

Note: Price to NTM earnings as of first available CastlePoint IBES estimates (17-May- 2007).

(1) Selected Bermuda Peers include: Allied World, Arch, Aspen, Axis, Endurance, and Platinum.

CastlePoint Historical Price Performance

Since CastlePoint IPO

Indexed Stock Price

Historical Exchange Ratio

Source: Factset

(1) Selected Bermuda Peers include: Allied World, Arch, Aspen, Axis, Endurance, and Platinum.

CastlePoint Shares Traded at Various Prices

1 Month

3 Month

6 Month

Since IPO

Source: Factsel. Data as of 18-June-2008.

Comparison of Selected Insurers

($ in millions)

	USD Closing Price	% of 52	Equity Market	Calendarized P/E Multiples				L/T IBES	Dividend	P/BV		Adjusted Debt	2008
Company	18-June-2008	Week High	Cap(1)	2008		2009		CAGR	Yield	(ex AOCI)		/ Capital	ROACE

CastlePoint - IBES	$9.87	63.5%	$378	5.6	x	4.5	x	13.5%	1.3%	0.9	x	23.7%	14.5%

Tower - IBES	$25.17	70.9%	$595	8.5	x	7.5	x	22.5%	0.8%	1.8	x	23.3%	20.0%

Selected Bermuda Peers
Axis	$32.25	77.1%	$5,222	6.2	x	6.1	x	15.0%	2.2%	1.1	x	12.8%	16.1%
Arch	66.86	89.8	4,607	6.6		6.6		5.0	0.0	1.1		9.6	15.4
Allied World	43.00	81.1	2,115	5.6		5.9		5.0	1.6	0.9		18.1	15.5
Aspen	24.76	81.6	2,140	6.1		5.7		10.0	2.4	0.9		15.4	14.1
Endurance	32.73	75.8	1,998	5.5		5.5		12.0	3.1	0.9		18.8	14.9
Platinum	34.10	90.1	1,691	6.0		6.5		12.5	0.9	0.9		14.1	13.4
Median- Selected Bermuda Peers				6.1	x	6.0	x	11.0%	1.9%	0.9	x	14.8%	15.1%

E&S / Speciality Insurers
Market	$399.65	73.3%	$3,971	14.1	x	15.2	x	12.0%	0.0%	1.7	x	23.0%	11.9%
HCC	22.54	65.8	2,599	7.3		6.9		10.0	1.9	1.0		12.6	13.7
Philadelphia Consolidated	37.45	81.9	2,820	9.9		9.7		15.0	0.0	1.8		2.2	17.5
RLI	53.11	87.3	1,175	13.0		12.8		11.5	1.7	1.8		16.0	12.9
Argo	37.20	78.5	1,144	8:6		7.5		11.0	0.0	0.8		21.5	9.4
Amtrust	14.06	68.8	860	8.0		7.0		12.0	0.9	1.9		21.2	22.8
United America	14.20	55.7	493	8.5		7.8		11.0	0.0	0.6		14.7	7.1
National Interstate	24.25	67.3	475	10.4		9.7		12.0	0.9	2.1		6.5	19.4
Hallmark	11.22	65.4	234	8.3		8.3		15.0	0.0	1.2		24.4	14.5
Median- E&S / Specialty Insurers				8.6	x	8.3	x	12.0%	0.0%	1.7	x	16.0%	13.7%

Median- All Companies				8.0	x	7.0	x	12.0%	0.9%	1.1	x	15.4%	14.5%

Source: CaplQ, latest publicly available filings.

 (1) Based on fully-diluted shares.

CastlePoint “Value Map”

Price / Book vs. ROACE Regression

Source: Factset. Data as of 18-June-2008.

Research Analyst Views on CastlePoint

Select Analyst Commentary

“CastlePoint Holdings enjoyed dramatic growth in 2007 with operating EPS rising 141%. As a result of the recent results and favorable outlook, we are maintaining our Buy rating and $16 price target...The performance is almost unprecedented given the current soft pricing environment that affected the property / casualty insurance industry in 2007.”

• KeyBanc, 7-Mar-2008

“Despite our belief that it could be difficult for shares of CastlePoint to see material upside over the next 3–6 months, we reiterate our Outperform rating, as we believe the longer-term prospects for the stock remain strong. Over the near term, CastlePoint is very much in a “show me” position as investors want to see premiums from deals that have been signed and those that are in the pipeline begin to have a more meaningful impact on the income statement. Until then, we believe that the shares will struggle to trade much above book value.”

• Fox-Pitt Kelton, 7-Mar-2008

Summary Recommendations

Price Targets

		Target	Premium Over	Estimate
Firm Name	Recommendation	Price	Current Price	Date
Fox-Pitt Cochran Caronia	BUY	$13.00	31.7%	8-May-2008
Friedman, Billings, Ramsey & Co.	STRONG BUY	17.00	72.2	7-May-2008
Keefe, Bruyette & Woods, Inc.	BUY	16.00	62.1	7-May-2008
Keybanc Capital Mkts	BUY	16.00	62.1	7-May-2008
Piper Jaffray	BUY	19.00	92.5	8-May-2008

Median		$16.00	62.1%

Source: Bloomberg, Analyst Research
Note: Market data as of 18-June-2008.